UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2009

CLEARTRONIC, INC.
(Exact name of registrant as specified in its charter)

         Florida                               333-135585                             65-0958798

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

8000 North Federal Highway, Boca Raton, Florida                          07724

       (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code: 561-939-3300

________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Cleartronic, Inc.'s announcement regarding its second quarter of 2009 results as presented in a press release on May 14, 2009. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financials and Exhibits.

Exhibit 99.01- Press Release entitled "Cleartronic, Inc. (CLRI) reports significantly improved results for second quarter 2009."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLEARTRONIC, INC.

Date: May 14, 2009

By: /s/ Larry Reid

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Larry Reid

Chef Executive Officer